Subsequent Events	9 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

15. SUBSEQUENT EVENTS

On or about November 20, 2011, the Federal Revenue Department of the Ministry of Finance of Brazil ("FRD") issued a tax assessment against the Company's indirect subsidiary, Xerium Technologies Brasil Indústria e Comércio S.A. ("Xerium Brazil"), challenging the goodwill recorded in the acquisition of Wangner Itelpa and Huyck Indústria e Comércio S.A. by Robec Brasil Participações Ltda., which occurred in 2005 after the Company's initial public offering. This assessment denies the amortization of that goodwill against net income for the years 2006 2010. In addition, the assessment seeks payment of approximately $43.1 million (subject to currency exchange rates) of tax, penalties and interest based on Xerium Brazil's net income from 2006 to 2010 after reversing the goodwill amortization during those years. At the time the transactions creating the goodwill were carried out, the Company believed they (i) complied with Brazilian tax and accounting rules, (ii) were effected for a legitimate business purpose, to consolidate its operating activities in Brazil into one legal entity, (iii) were properly documented and declared to Brazilian tax and corporate authorities and (iv) conformed to common tax planning practice in Brazil. Based on the foregoing, Xerium Brazil filed a response disputing the tax assessment at the first administrative level within the FRD.

Although there can be no assurances, management believes at December 19, 2011, that it is more likely than not that the Company will prevail and therefore has not accrued any amounts related to this assessment at this time. Because the Company is at a preliminary stage of the process for resolving this dispute with the FRD, management cannot assure a favorable outcome and cannot currently estimate the timing of the final resolution of this matter. Management believes the Company has meritorious defenses and will vigorously contest this matter. However, if the FRD's initial position is sustained, the amount assessed would result in a material adjustment to the Company's consolidated financial statements and would adversely impact its financial condition and results of operations.